SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 7, 2003


                        THE SINGING MACHINE COMPANY, INC.
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
 -------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-24968                                 95-3795478
             -------                                 ----------
    (Commission File Number)               (IRS Employer Identification No.)


                           6601 Lyons Road, Bldg. A-7
                             Coconut Creek, FL 33073
 -------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1 The Singing Machine Company, Inc. Press Release dated November 7, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         On November 7, 2003, The Singing Machine Company, Inc. (the "Company") issued a press release commenting on its financial results for the six months ended September 30, 2003. The information contained in this Report on Form 8-K is furnished pursuant to Item 12 (Results of Operation and Financial Condition). Copies of the press release issued on November 7, 2003 is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          THE SINGING MACHINE COMPANY, INC.

Date: November 7, 2003                    By:  /s/ April Green
                                               ------------------------------
                                                       April Green
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

99.1           Press Release of The Singing Machine Company, Inc. dated
               November 7, 2003